UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 18, 2004
                              (November 17, 2004)


                              PLX TECHNOLOGY, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


    000-25699                                    94-3008334
 -----------------------                      --------------
(Commission File Number)            (I.R.S. Employer Identification No.)



                  870 Maude Avenue, Sunnyvale, California     94085
              --------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)


                                 (408) 774-9060
                                 --------------
               Registrant's telephone number, including area code)


                                 Not Applicable
       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               On November 17, 2004, PLX Technology Inc., a Delaware corporation (the "Company"), issued a press release announcing that Timothy Draper had resigned from the Company's Board of Directors and Audit Committee, effective November 16, 2004. Mr. Draper's resignation from the Company's Board of Directors and Audit Committee did not involve any disagreement with the Company.

               The press release further announced that, effective November 16, 2004, Thomas Riordan and Patrick Verderico had been elected by the Company's Board of Directors to serve as Directors of the Company. It is expected that Mr. Verderico will serve on the Company's Audit Committee.

               The press release issued on November 17, 2004 by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number Description
-------------- ------------
       99.1 Press Release, dated as of November 17, 2004, announcing the resignation of Timothy Draper as P Director of the Company and the election by the Company's Board of Directors of Thomas aiordan and Patrick Verderico as Directors of the Company, effective immediately.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PLX TECHNOLOGY, INC.
                                    (the Registrant)

                                    By:    /s/ RAFAEL TORRES
                                           ---------------------
                                           Rafael Torres
                                           Vice President, Finance,
                                           Chief Financial Officer
                                           and Secretary

Dated:  November 18, 2004

                                  EXHIBIT INDEX

Exhibit
Number         Description
--------       -----------

99.1 Press Release, dated November 17, 2004, announcing the resignation of Timothy Draper as a Director of the Company and the election by the Company's Board of Directors of Thomas Riordan and Patrick Verderico as Directors of the Company, effective immediately.

Exhibit 99.1


PRESS RELEASE WAS ISSUED VIA BUSINESS WIRE 5:00 A.M. (PACIFIC), NOV. 17, 2004.